Exhibit 10.12

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
WAREHOUSING CREDIT AND SECURITY AGREEMENT

This First Amendment to Fourth Amended and Restated Warehousing Credit and Security Agreement (this “Amendment”), is entered into effective as of the 1st day of June, 2006, by and between SIRVA MORTGAGE, INC., an Ohio corporation (“Company”) and WASHINGTON MUTUAL BANK, a federal association, (“Lender”).

Section 1.               Recitals.  Company and Lender entered into that certain Fourth Amended and Restated Warehousing Credit and Security Agreement dated June 1, 2006, (the “Credit Agreement”) for the purposes and consideration therein expressed.  Company and the Lender desire to make certain amendments to the Credit Agreement as more particularly set forth herein.  Therefore, Company and the Lender hereby agree as follows, intending to be legally bound:

Section 2.               Definitions and References.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms in the Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 3.               Amendments.  The Credit Agreement is hereby amended, as follows:

(a)           The following definitions are hereby amended and restated to read and/or added to Section 1.1 Defined Terms of the Credit Agreement for all purposes:

“Relocation Mortgage Loan” means a Mortgage Loan (which is not a Single-family Mortgage Loan) made by the Company to Sirva Relocation, LLC or its assignee that (a) is for the purposes of financing the purchase by Sirva Relocation, LLC or its assignee of improved real property containing one-to-four family residences under its relocation home purchase program and (b) is secured by a First Mortgage in recordable form, but not recorded.

Section 4.               Representations and Release of Claims.  Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the Obligations of Company as evidenced by the Loan Documents.  Company hereby acknowledges, agrees, and represents that (i) Company is indebted to Lenders pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of Company to Lenders under the Note, the Credit Agreement, all other Loan Documents, as modified herein; (iii) all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date; (iv) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Company, as of the date hereof; and (v) Company is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Company of Company’s obligations under the terms and provisions of the Loan Documents.

Section 5.               Severability.  In the event any one or more provisions contained in the Credit Agreement or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

Section 6.               Fees and Expenses.  Company agrees to pay all out-of-pocket costs and expenses (including reasonable attorney’s fees and expenses) of the Lender in connection with the preparation, operation, administration and enforcement of this Amendment.

Section 7.               Ratification of Agreements.  (a) Except as amended hereby, Company ratifies and confirms that the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of Company under the Note, the Credit Agreement, and all other Loan Documents, as modified hereby.

(b)           The undersigned officer of the Company executing this Amendment represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of the Company this Amendment, that such execution and delivery has been duly authorized by all necessary corporate action of Company, and represents and warrants that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anyway.

(c)           Any reference to the Credit Agreement in any Loan Document shall be deemed to be references to the Credit Agreement as amended hereby.

Section 8.               Authority.  The undersigned officer of the Company executing this Amendment represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of the Company this Amendment, that such execution and delivery has been duly authorized by all necessary corporate action of Company, and represents and warrants that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

Section 9.               No Waiver.  Company agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Lender, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

Section 10.             Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

Section 11.             Counterparts and Gender.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Each gender used herein shall include and apply to all genders, including the neuter.

Section 12.             NO ORAL AGREEMENTS.  THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTE, AND  THE  OTHER  LOAN  DOCUMENTS, AS MODIFIED AND AMENDED HEREBY, REPRESENT  THE  FINAL  AGREEMENT  BETWEEN  THE  PARTIES  AND  MAY  NOT  BE  CONTRADICTED  BY  EVIDENCE  OF  PRIOR,  CONTEMPORANEOUS  OR  ORAL  AGREEMENTS  OF  THE  PARTIES.

THERE  ARE  NO  UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

EXECUTED this 25th day of October, 2006 to be effective as of the date first written above.

COMPANY:

SIRVA MORTGAGE, INC.,
an Ohio corporation f/k/a
COOPERATIVE MORTGAGE SERVICES, INC.

By:	/s/ Paul Klemme
PAUL KLEMME, President

WASHINGTON MUTUAL BANK

By:	/s/ Ben Culver
Name:	Ben Culver
Title:	Vice President